                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): February 11, 1998

                          DEKALB Genetics Corporation

             (Exact name of registrant as specified in its charter)

Delaware                         0-17005             36-3586793

(State or other jurisdiction                  (Commission (IRS Employer
  of incorporation)            File Number      Identification No.)


3100 Sycamore Road, DeKalb, Illinois          60115

(Address of principal executive offices)    (Zip Code)
815-758-3461

Registrant's telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Item 5.  Other Events




On February 11,1998, DEKALB Genetics Corporation announced that its board of directors had unanimously determined to pursue a possible business combination in order to maximize shareholder value.

See attached press release for further information.

                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        DEKALB GENETICS CORPORATION



Date: February 19, 1998                 By:  /s/Thomas R. Rauman
                                             --------------------
                                             Thomas R. Rauman
                                             Vice-President Finance,
                                             Chief Financial Officer

Thomas R. Rauman
Vice President Finance and Chief Financial Officer
(815) 758-9223

FOR IMMEDIATE RELEASE
WEDNESDAY, FEBRUARY 11, 1998


                  DEKALB GENETICS CORPORATION CONSIDERING SALE


DEKALB, Illinois, February 11, 1998 - DEKALB Genetics Corporation (the "Company") (NYSE:DKB) announced today that its board of directors has unanimously determined to pursue a possible business combination in order to maximize shareholder value. The board also formed a special committee to establish an appropriate procedure for consideration of any potential business combination. The Company has retained Merrill Lynch & Co. to assist it in this process. There can be no assurance, however, that the process described above will result in a transaction.

     "The Roberts family, which holds 56% of our voting shares, was the primary influence in the growth of the Company,' said Bruce P. Bickner, chairman and chief executive officer. `The Company's current momentum and unique strategic value is due in large part to their support, but the time has come for the Company to consider combining with other business entities to ensure that shareholders receive the maximum value available." Representatives of the Roberts family have advised the Company that the board's decision is consistent with its intent.

     Based in DeKalb, Illinois, DEKALB Genetics Corporation is a worldwide leader in agricultural genetics and biotechnology for seed and swine. DEKALB Genetics Corporation Class B Common Stock is traded on the New York Stock Exchange under the symbol DKB.
     Forward-looking statements are subject to several risk factors that could cause actual results to differ from projections. Among these factors are the company's relative product performance and competitive market position, weather conditions, commodity prices, trade policies, market conditions, and intellectual property matters.

     NOTE: DEKALB news releases are available at no charge through PR Newswire's Company News On-Call fax service and on DEKALB's Web site. For a menu of DEKALB's press releases or to retrieve a specific release, call 800-758-5804, extension 262250, or http://www.dekalb.com on the Internet.